UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2004

INFORMATION ANALYSIS INCORPORATED

(Exact name of registrant as specified in its charter)

Virginia	0-22405	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11240 Waples Mill Road, Suite 201, Fairfax, Virginia	22030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 383-3000

11240 Waples Mill Road, Suite 400, Fairfax, Virginia 22030

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is attached hereto:

Exhibit No.	Description
99.1	Press Release dated March 18, 2004 captioned:
“Information Analysis, Inc. Reports First Quarter Profit”

Item 9. Regulation FD Disclosure

The following information is being furnished pursuant to both Item 9 and item 12 of Form 8-K.

On March 18, 2004, Information Analysis Incorporated issued a press release reporting earnings and other financial results for its first quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 12. Results of Operations and Financial Condition

The information set forth in Item 9 is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Information Analysis Incorporated (Registrant)

Date: March 20, 2004	By:	/S/ Richard S. DeRose
Richard S. DeRose, Executive Vice
President, Treasurer, and Chief
Financial Officer